Restructuring	12 Months Ended
Apr. 02, 2016
Restructuring and Related Activities [Abstract]
RESTRUCTURING
RESTRUCTURING

During fiscal years 2016 and 2015, the Company recorded restructuring expenses in "Other operating expense" of approximately $10.1 million (including stock-based compensation) and $10.9 million, respectively, as a result of the Business Combination (see Note 5), primarily related to employee termination benefits. The restructuring obligations (relating primarily to employee termination benefits) totaling $1.1 million and $6.4 million as of April 2, 2016 and March 28, 2015, respectively, are included in “Accrued liabilities” in the Consolidated Balance Sheets.

During fiscal 2014, the Company recorded $11.1 million of restructuring expenses, related to (1) efforts initiated to achieve manufacturing efficiencies, (2) efforts initiated to reduce operating expenses, (3) expenses associated with the sale of its GaAs semiconductor manufacturing facility in the U.K., and (4) expenses associated with the 2009 economic restructuring efforts.

During fiscal 2014, the Company initiated restructuring efforts to achieve manufacturing efficiencies. The Company recorded restructuring expenses in “Other operating expense” of approximately $4.1 million, in fiscal 2014, primarily related to employee termination benefits. This restructuring initiative was completed during fiscal 2014.

In the fourth quarter of fiscal 2014, the Company initiated another restructuring to reduce operating expenses. The Company recorded restructuring expenses in “Other operating expense” of approximately $1.3 million and $2.5 million, in fiscal years 2015 and 2014, respectively, primarily related to employee termination benefits. As part of this restructuring, the Company discontinued engineering efforts related to an IPRD project and impaired the intangible asset in the amount of $11.3 million, which is also recorded in “Other operating expense” (see Note 6). This restructuring initiative was completed during fiscal 2015.

In March 2013, the Company announced that it would phase out manufacturing in its Newton Aycliffe, U.K.-based GaAs facility and transition the remaining product demand from that facility to its GaAs manufacturing facility in Greensboro, N.C.  During the second quarter of fiscal 2014, the Company sold its U.K.-based GaAs facility to Compound Photonics. The Company recorded restructuring charges in “Other operating expense” of approximately $4.4 million in fiscal year 2014 primarily related to impaired property, plant and equipment and employee termination benefits. This restructuring initiative was completed during fiscal 2014.

In fiscal 2009, the Company initiated a restructuring to reduce manufacturing capacity and costs and operating expenses due primarily to lower demand for its products resulting from the global economic slowdown. The restructuring decreased the Company’s workforce and resulted in the impairment of certain property and equipment, among other charges. The Company recorded restructuring charges in “Other operating expense” of approximately $0.1 million, $0.2 million and $0.1 million in fiscal years 2016, 2015 and 2014, respectively, related to lease and other contract termination costs. The current and long-term restructuring obligations (relating primarily to lease obligations) totaling $3.0 million and $3.5 million as of April 2, 2016 and March 28, 2015, respectively, are included in “Accrued liabilities” and “Other long-term liabilities” in the Consolidated Balance Sheets. As of April 2, 2016, the restructuring associated with the adverse macroeconomic business environment is substantially complete. The Company expects to record approximately $0.8 million of additional restructuring charges primarily associated with ongoing expenses related to exited leased facilities.